VALIDITY GUARANTY

This Validity Guaranty, dated effective as of September 20th, 2012 (the "Validity Guaranty"), is made by Dominick Sartorio, an individual (the "Undersigned "), for the benefit of TCA Global Credit Master Fund, LP (the "Lender").

RECITALS

A.    Pursuant to a Securities Purchase Agreement dated of even date herewith between Millennium Healthcare, Inc. (the "Borrower") and the Lender (the "Purchase Agreement "), Borrower has agreed to issue to the Lender and the Lender has agreed to purchase from Borrower a certain promissory note (the "Note"), as more specifically set forth in the Purchase Agreement; and

B.         The Undersigned is the President and CEO of the Borrower.

D.         As a condition to entering into the Purchase Agreement and purchasing the Note from Borrower, Lender has required the execution and delivery of this Validity Guaranty by the Undersigned.

NOW THEREFORE, the Undersigned, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agrees as follows:

1.         .         Definitions.  Capitalized terms used in this Validity Guaranty shall have the meanings given to them in the Purchase Agreement, unless otherwise defined herein.

2.          Guaranty. The Undersigned does hereby absolutely and unconditionally, represent, warrant and guarantee to Lender, to the best of the Undersigned 's knowledge and belief, as follows:

(a)         All reports, schedules, certificates, and other information at any time and from time to time delivered or otherwise reported to Lender by Borrower, including, without limitation, all due diligence info1mation, financial statements , tax returns, and all supporting information or documentation delivered in connection therewith , shall be bona fide, complete, correct, and accurate in all material respects and shall accurately and completely repo11 all matters purported to be covered or reported thereby.

(b)         All representation s and warranties made by the Borrower in the Note, the Purchase Agreement, and any other Transaction Documents, are complete, co1Tect, and accurate in all material respects and do not contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein , in the light of the circumstances under which they were made, not misleading.

3.         Consideration for Guaranty. The Undersigned acknowledges and agrees with Lender that , but for the execution and delivery of this Validity Guaranty by the Undersigned, Lender would not have entered into the Purchase Agreement or the Note.  The Undersigned acknowledges and agrees that the loans and other extensions of credit made to Borrower by Lender under the Note and Purchase Agreement will result in significant benefits to the Undersigned as a share holder of the public entity MHCC.

4.          Indemnification .  The Undersigned hereby agrees and unde1takes to indemnify , defend, and save Lender free and harmless of and from any damage, loss, and expense (including, without limitation , reasonable attorneys' fees and costs) which Lender may sustain or incur, directly or indirectly, as a result of any breach, default or material inaccuracy of any of the representations, warranties, covenants, and agreements contained herein . The Undersigned 's liability hereunder is direct and unconditional.

5.          Cumulative Remedies. Lender's rights and remedies hereunder are cumulative of all other rights and remedies which Lender may now or hereafter have with respect to the Undersigned , Borrowers, or any other Person.

6.          Borrower's Financial Condition. The Undersigned acknowledges that he has reviewed and is familiar with the Note, the Purchase Agreement and all other Transaction Documents and is familiar with the operations and financial condition of the Borrower, and agrees that Lender shall not have any duty or obligation to communicate to the Undersigned any information regarding Borrower 's financial condition or affairs.

7.          Assignability .. This Validity Guaranty shall be binding upon the Undersigned and shall inure to the benefit of Lender and its successors or assigns. Lender may at any time assign Lender 's rights in this Validity Guaranty.

8.          Continuing Guaranty . This is a continuing guaranty and shall remain in full force and effect until such date as all amounts owing by Borrower to Lender under the Note, the Purchase Agreement or any other Transaction Documents shall have been indefeasibly paid in full in cash and there shall be no fu1ther commitments to advance any funds by Lender to the Borrower under the Purchase Agreement.

9.          Further Assurances. The Undersigned agrees that he will cooperate with Lender at all times in connection with any actions taken by Lender pursuant to the Note, the Purchase Agreement or any other Transaction Documents, to monitor, administer, enforce, or collect upon Lender's rights and remedies thereunder. In the event Borrower should cease or discontinue operating as a going concern in the ordinary course of business, then for so long as any obligations under the Note , the Purchase Agreement or any other Transaction Documents remain outstanding , the Undersigned agrees that he shall assist Lender in connection with any such action, as Lender may request.

10.       Choice Of Law and Venue Selection. All te1ms and provisions hereof and the rights and obligations of the Undersigned and Lender hereunder shall be governed, construed and interpreted in accordance with the laws of the State of Nevada, without reference to conflict of laws principles .  The Undersigned hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts located in Clark County, Nevada, and agrees and consents that service of process may be made upon the Undersigned in any legal proceeding relating to this Validity Guaranty or any other relationship between Lender and the Undersigned. Any judicial proceeding by the Undersigned against Lender involving, directly or indirectly, any matter in any way arising out of, related to, or connection with this Validity Guaranty or Note, the Purchase Agreement or any other documents executed in connection therewith shall be brought only in a state or federal court in Clark County, Nevada, having jurisdiction. The Undersigned hereby waives and agrees not to assert, by way of motion , as a defense or otherwise, that any such proceeding is brought in an inconvenient forum or that the venue thereof is improper. Nothing herein shall limit the right of Lender to bring proceedings against the Undersigned in the cou11s of any other jurisdiction.

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11.       WAIVER OF JURY TRIAL.  THE U NDERSIGNED AND LEN DER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN THE U NDERSIGNED AN D LEN DER OR AMONG BORROWER, THE U NDERSIG NED, AND LEN DER AND/OR LENDER' S A FFILIATES ARISING OUT OF OR IN ANY WAY RELATEO TO THIS VALIDITY GU ARANTY, ANY OTHER DOCUMENT OR ANY RELATIONSHIP AMONG LENDER, THE UNDERSIGNED, BORROWER, AND/OR ANY AFFILIATE OF LENDER. THIS PROVISION IS A MATERIAL IN DUCEMENT TO LENDER TO PROVIDE THE FI NANCI NG DESCRI BED I N THE CREDIT AGREEMENT.

12.       ADVICE OF COUNSEL. THE UNDERSIGN ED ACKNOWLEDGE THAT EACH OF THEM HAS EITHER OBTAINED THE ADVICE OF COU NSEL OR HAS HAD THE OPPORTU NITY TO OBTAIN SUCH ADVICE IN CONNECTION WITH TH E TERMS AND PROVISIONS OF THIS VALIDITY GUARA NTY.

13.       Electronic Signatures. Lend er is hereby authorized to rely upon and accept as an original this Validity Guaranty which is sent to Lender via facsimile, .pdf, or other electronic transmission.

14.       Termination .       This Validity Guaranty shall terminate only as follows: (i) in accordance with Section 8 above; (ii) if and when the Undersigned ceases to be an officer, d i rector, employee, consultant , agent or representative for the Borrower for a period of at least one hundred eighty ( 1 80) consecutive days; or (iii) upon the Undersigned 's death.

[SIGNATURE PAGE TO FOLLOW]

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The Undersigned has executed this Validity Guaranty as of the date first above written.

By:	/s/ Dominick Sartorio
Name:	Dominick Sartorio

Validity Guaranty Signature Page

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